Blackstone’s Third Quarter 2013 Earnings October 17, 2013 Exhibit 99.2

Blackstone 1
Economic Net Income (“ENI”) was $640 million, or $0.56 per unit, for the quarter and $2.0 billion, or
$1.72 per unit, year-to-date, up 49% compared to the same period last year, reflecting strong growth in
Fee Revenues in our investing and advisory businesses and favorable year-to-date Performance Fees across all investing businesses.
Distributable Earnings (“DE”) increased 59% year-over-year to $313 million, or $0.26 per common unit, bringing the year-to-date total to over $1.0 billion, or $0.88 per common unit, up 86% year-over-year as an increased pace of realizations drove higher Performance Fees and greater Fee-Earning AUM generated higher Management Fees.
GAAP Net Income was $171 million for the quarter, net of certain non-cash IPO and transaction related expenses and exclusive of net income attributable to non-controlling interests, mainly inside ownership.
Total AUM reached a record $248 billion, up 21% year-over-year with double-digit increases across all investing businesses, through a combination of strong inflows and appreciation.
Blackstone’s Third Quarter 2013 Highlights
Gross inflows totaled $21 billion in the third quarter and $53 billion over the last twelve months, including $9.1 billion for the Strategic Partners acquisition.
Blackstone’s funds returned $34 billion
(a)
of capital to investors over the last twelve months.
Blackstone declared a third quarter distribution of $0.23 per common unit payable on November 4, 2013, bringing the year-to-date distribution to $0.76 per common unit.
(a)        See Appendix - Total Assets Under Management Flows - LTM Total AUM Rollforward.

Blackstone 2
Blackstone’s Third Quarter 2013 Earnings
(a) ENI per Unit is based on the Weighted-Average ENI Adjusted Units.
(b) DE per Common Unit equals DE Attributable to Common Unitholders divided by Total Common Units Outstanding.
% Change % Change
(Dollars in Thousands, Except per Unit Data)
3Q'12 3Q'13 vs. 3Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 509,192 $         581,678 $         14% 1,539,862 $      1,719,076 $      12%
Performance Fees 602,999            544,936            (10)% 1,123,592         1,868,154         66%
Investment Income 107,432            99,172               (8)% 174,574            331,062            90%
Total Revenues 1,219,623 $     1,225,786 $     1% 2,838,028 $     3,918,292 $     38%
Total Expenses 586,614            570,763            (3)% 1,483,034         1,905,540         28%
Taxes 11,257               14,792               31% 29,676               40,975               38%
Economic Net Income (“ENI”) 621,752 $         640,231 $         3% 1,325,318 $     1,971,777 $     49%
ENI per Unit
(a)
0.55 $               0.56 $               2% 1.18 $               1.72 $               46%
GAAP Net Income 128,824 $         171,164 $         33% 112,185 $         549,947 $         390%
Fee Related Earnings (“FRE”) 135,052 $         178,596 $         32% 427,709 $         484,763 $         13%
Distributable Earnings (“DE”) 196,448 $         312,673 $         59% 561,628 $         1,042,070 $     86%
DE per Common Unit
(b)
0.16 $               0.26 $               63% 0.48 $               0.88 $               83%
Total Assets Under Management 204,551,572 $ 248,064,888 $ 21% 204,551,572 $ 248,064,888 $ 21%
Fee-Earning Assets Under Management 168,630,082 $ 188,649,817 $ 12% 168,630,082 $ 188,649,817 $ 12%

Fee Earnings
Distributable Earnings
Economic Net Income

Blackstone 3
Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
3Q'13 YTD'13
Results Per Unit
(a)
Results Per Unit
(a)
Base Management Fees 437,294 $           1,271,715 $
Advisory Fees 83,602 271,356
Transaction and Other Fees, Net 42,806 147,244
Management Fee Offsets (8,271) (28,468)
Interest Income and Other Revenue 25,535 33,336
Compensation (279,498) (852,952)
Other Operating Expenses (122,872) (357,468)
Fee Related Earnings
178,596 $           0.16 $                   484,763 $           $
Net Realized Incentive Fees 16,639 70,711
Net Realized Carried Interest 122,285 434,396
Net Realized Investment Income 18,164 108,509
Taxes and Related Payables (31,756) (88,124)
Equity-Based Compensation 8,745 31,815
Distributable Earnings
312,673 $           0.26 $                   1,042,070 $        0.88 $
Net Unrealized Incentive Fees 29,908 94,459
Net Unrealized Carried Interest 207,711 573,468
Net Unrealized Investment Income 81,720 246,446
Add Back: Related Payables 16,964 47,149
Less: Equity-Based Compensation (8,745) (31,815)
Economic Net Income
640,231 $           0.56 $                   1,971,777 $        1.72 $
0.43
See Appendix – Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions from the Total Segment information.
Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on Weighted-Average ENI Adjusted Units. (See Appendix - Unit
Rollforward.) YTD’13 Fee Related Earnings per Unit and DE per Unit amounts equal the sum of the respective per unit amounts for 2013.
(a)

Blackstone 4
Summary Walkdown of GAAP to Non-GAAP Financial Metrics
GAAP
Economic Income
“EI”
Fee Related Earnings
“FRE”
Distributable Earnings
“DE”
Adjusted EBITDA
Income Before Provision for Taxes
+ IPO and Acquisition-Related Charges
– Impact of Consolidated Funds
= Economic Income
– Net Performance Fees
– Fund Investment Income
= Fee Related Earnings
+ Net Realized Performance Fees
+ Realized Investment Income
– Taxes and Related Payables
+   Equity-Based Compensation
= Distributable Earnings
+ Interest, Taxes and Depreciation and Amortization
= Adjusted EBITDA
(Dollars in Millions)
See Appendix – Reconciliation of GAAP to Non-GAAP Measures for details.
3Q’13
$518
YTD’13
$1,564
$379
$655
$179
$313
$1,234
$2,013
$485
$1,042

Blackstone 5
Private Equity
17.4%
(a) Core Private Equity portfolio (BCP, BCOM and BEP), Tactical Opportunities and Other Funds (including fee-paying co-investment funds). Excludes returns for Strategic Partners.
Total Revenues were up 44% to $732 million year-to-date on continued strong fund performance.
Realized Performance Fees totaled $85 million in the third quarter, although declines in the value of certain publicly traded investments in funds above their carry threshold led to a reduction in Unrealized Performance Fees.
•
On a year-to-date basis, Performance Fees remained strong, up 74%, resulting in Total Net Accrued Performance Fees of
$589 million at the end of  the quarter.
Overall carrying value of portfolio assets
(a)
appreciated 4.2% during the quarter and 17.4% year-to-date.
Realizations continued to gain momentum with proceeds of $2.5 billion during the quarter and $6.1 billion year-to-date, bringing the last twelve months total to $8.0 billion.
Invested and/or committed $548 million of total capital for the quarter and $2.1 billion year-to-date.
Raised an additional $703 million of commitments for the tactical opportunities investment vehicles during the quarter, increasing total capital commitments for this strategy to $3.7 billion.
Completed the acquisition of Strategic Partners, a premier secondary alternatives business, adding $9.1 billion of Total AUM and $6.9 billion of Fee-Earning AUM to the Private Equity segment.
% Change % Change
(Dollars in Thousands)
3Q'12 3Q'13 vs. 3Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 116,125 $         116,005 $        (0)% 323,864 $       356,268 $       10%
Performance Fees 160,338            (1,179)              n/m 139,210           241,584           74%
Investment Income 50,456              35,116             (30)% 46,304             133,663           189%
Total Revenues 326,919            149,942           (54)% 509,378           731,515           44%
Compensation 62,424              55,800             (11)% 168,746           179,750           7%
Performance Fee Compensation 44,276              (16,374)            n/m 36,089             105,479           192%
Other Operating Expenses 30,944              30,024             (3)% 90,346             91,370             1%
Total Expenses 137,644            69,450             (50)% 295,181           376,599           28%
Economic Income 189,275 $         80,492 $          (57)% 214,197 $       354,916 $       66%
Total AUM 50,222,312 $   62,619,813 $  25% 50,222,312 $  62,619,813 $  25%
Fee-Earning AUM 38,505,497 $   43,645,106 $  13% 38,505,497 $  43,645,106 $  13%
$85 million
3Q’13 Realized Performance Fees
$589 million
Net Accrued Performance Fees at 3Q’13
YTD’13 increase in fund carrying value
(a)

Blackstone 6
Real Estate
17.9%
YTD’13 increase in fund carrying value
(a)
$1.9 billion
Net Accrued Performance Fees at 3Q’13
$98 million
3Q’13 Realized Performance Fees
Total Revenues were up 49% to $1.8 billion year-to-date as Performance Fees and Investment Income rose sharply.
Higher revenues translated into strong Economic Income for the third quarter, up 43% to $414 million, and up 51% to $1.1 billion year-to-date compared to the same periods last year.
Overall carrying value of BREP investments
(a)
appreciated 5.8% for the quarter and 17.9% year-to-date, driven by strong operating fundamentals across all sectors of the portfolio.
Debt Strategies drawdown funds
(b)
appreciated 3.2% for the quarter and 8.4% year-to-date, while the real estate hedge funds appreciated 2.5% for the quarter and 7.3% year-to-date.
Realization activity remained strong with $1.6 billion of proceeds during the quarter and $4.6 billion year-to-date.
Invested $2.4 billion of total capital with an additional $2.5 billion committed at quarter end, bringing year-to-date total capital invested plus committed to $8.4 billion, up from $6.3 billion in the same period last year.
Blackstone’s Asian real estate fund held a second closing, bringing total commitments to $1.8 billion and our latest
European fund held an initial close with $1.9 billion of total commitments.
(a) Blackstone Real Estate Partners (“BREP”) portfolio (including fee-paying co-investment funds).
(b) Excludes the Capital Trust drawdown funds.
% Change % Change
(Dollars in Thousands)
3Q'12 3Q'13 vs. 3Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 150,084 $        161,714 $      8% 455,812 $      459,902 $      1%
Performance Fees 270,569 440,502 63% 672,888 1,197,119 78%
Investment Income 44,000 58,584 33% 101,735 177,634 75%
Total Revenues 464,653 660,800 42% 1,230,435 1,834,655 49%
Compensation 71,456 75,346 5% 216,921 218,597 1%
Performance Fee Compensation 73,208 140,799 92% 173,650 391,490 125%
Other Operating Expenses 31,284 30,614 (2)% 86,768 86,693 (0)%
Total Expenses 175,948 246,759 40% 477,339 696,780 46%
Economic Income 288,705 $        414,041 $      43% 753,096 $      1,137,875 $   51%
Total AUM 53,546,023 $  68,964,455 $ 29% 53,546,023 $ 68,964,455 $ 29%
Fee-Earning AUM 40,609,286 $  44,715,985 $ 10% 40,609,286 $ 44,715,985 $ 10%

Blackstone 7
Hedge Fund Solutions
(a) BAAM’s Core Composite does not include BAAM’s long-only equity, long-biased commodities, seed, strategic opportunities (external investments) and advisory platforms.
On a net of fees basis, the BAAM Core Composite was up 1.7% for the quarter and 7.4% year-to-date.
(b) Specialized Solutions includes long-only, ventures and strategic opportunities.
Total Revenues were up 40% to $451 million year-to-date driven by a combination of strong Fee Revenues up 18%
and Performance Fees up 148% as a record level of assets were generating Performance Fees.
•
$26.5 billion, or 97%, of Incentive Fee-Earning AUM, were above their High Water Mark and/or Hurdle, up from $18.5 billion, or 77% a year ago, generating $139 million of Performance Fees year-to-date, generally payable at year end.
BAAM Core Composite was up 2.0% for the quarter and 8.3% year-to-date.
Fee-Earning AUM grew 17% year-over-year to a record $50.8 billion driven by fund performance and $2.2 billion of net inflows during the quarter bringing the year-to-date total to $4.7 billion.
•
BAAM launched its first alternative investment-focused ’40 Act mutual fund for the retail market (Blackstone
Alternative Multi-Manager Fund) on August 5, raising $1 billion of capital in the third quarter.
•
October 1 subscriptions of $325 million are not included in quarter end Fee-Earning AUM.
$53 billion
3Q’13 Total AUM
Individual Investor
Solutions
Customized
Commingled
Internal
% Change % Change
(Dollars in Thousands)
3Q'12 3Q'13 vs. 3Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 87,811 $           105,605 $       20% 254,138 $       300,461 $       18%
Performance Fees 39,272              34,528             (12)% 55,951             138,572           148%
Investment Income 5,836                5,841               0% 12,003             12,220             2%
Total Revenues 132,919            145,974           10% 322,092           451,253           40%
Compensation 28,826              37,611             30% 91,618             108,323           18%
Performance Fee Compensation 9,124                12,131             33% 14,631             49,771             240%
Other Operating Expenses 12,878              19,575             52% 41,318             51,269             24%
Total Expenses 50,828              69,317             36% 147,567           209,363           42%
Economic Income 82,091 $           76,657 $          (7)% 174,525 $       241,890 $       39%
Total AUM 46,218,618 $   53,162,174 $  15% 46,218,618 $  53,162,174 $  15%
Fee-Earning AUM 43,601,541 $   50,829,734 $  17% 43,601,541 $  50,829,734 $  17%
$1.5
$7.5
$16.7
$1.5
$26.0
Specialized
Solutions
(a)
(b)
(b)

Blackstone 8
Credit
$63 billion
3Q’13 Total AUM
Customized
Credit Strategies
(b)
Rescue
Lending
Funds
Mezzanine
Funds
Hedge Fund
Strategies
CLOs
Total Revenues were up 16% to $624 million year-to-date driven by solid growth of 19% in Fee Revenues.
Total AUM grew 16% year-over-year to $63.3 billion driven by continued strong net inflows within the long-only platform and new fund launches across several strategies.
Investment performance
(a)
remained favorable across the platform.
•
Hedge Fund Strategies were up 1.5% for the quarter and 14.4% year-to-date.
•
Mezzanine Funds were up 3.3% for the quarter and 20.4% year-to-date.
•
Rescue Lending Funds were up 5.6% for the quarter and 17.5% year-to-date.
Invested $287 million of total capital with an additional $179 million committed but not yet invested during the quarter, bringing year-to-date total capital invested and committed to $1.4 billion.
Committed capital not yet paying fees of $9.5 billion at quarter end, representing significant dry powder for investment.
(a) Represents weighted average performance of the assets of the respective flagship funds within each strategy. Hedge Fund Strategies net returns were 0.9% for 3Q’13 and 10.6% YTD’13, Mezzanine Funds net returns were 1.7% for 3Q’13 and 14.5% YTD’13 and Rescue Lending Funds net returns were 4.3% for 3Q’13 and 13.5% YTD’13.
(b) Includes business development companies (“BDCs”), closed-end funds, commingled funds, the ETF and separately managed accounts.
% Change % Change
(Dollars in Thousands)
3Q'12 3Q'13 vs. 3Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 94,169 $           111,283 $       18% 272,223 $       324,215 $       19%
Performance Fees 132,820            71,085             (46)% 255,543           290,879           14%
Investment Income (Loss) 5,961                (546)                 n/m 12,337             9,157               (26)%
Total Revenues 232,950            181,822           (22)% 540,103           624,251           16%
Compensation 50,236              53,250             6% 130,224           154,712           19%
Performance Fee Compensation 72,989              31,837             (56)% 125,432           148,380           18%
Other Operating Expenses 33,527              23,451             (30)% 66,372             67,374             2%
Total Expenses 156,752            108,538           (31)% 322,028           370,466           15%
Economic Income 76,198 $           73,284 $          (4)% 218,075 $       253,785 $       16%
Total AUM 54,564,619 $   63,318,446 $  16% 54,564,619 $  63,318,446 $  16%
Fee-Earning AUM 45,913,758 $   49,458,992 $  8% 45,913,758 $  49,458,992 $  8%
Totals may not add due to rounding.
$22.3
$7.7
$9.3
$4.6
$19.3

Blackstone 9
Financial Advisory
Total Revenues were up 40% for the quarter and 17% year-to-date compared to the same periods last year, primarily due to an increase in activity in our Restructuring and Park Hill fund placement businesses.
Restructuring has maintained strong performance despite the improving economy, as the business was ranked #1 in the Thomson Reuters Restructuring league tables for worldwide completed transactions for the first nine months of 2013.
Park Hill’s revenue increased year-over-year, and the pipeline remains strong as challenging fundraising market conditions continue to drive demand for alternative asset placement services.
Blackstone Advisory Partners revenue was up modestly year-over-year and down year-to-date as strategic advisory and merger and acquisition activity globally remains soft.
% Change % Change
(Dollars in Thousands)
3Q'12 3Q'13 vs. 3Q'12 YTD'12 YTD'13 vs. YTD'12
Fee Revenues 61,003 $          87,071 $         43% 233,825 $      278,230 $      19%
Investment Income (Loss) 1,179 177 (85)% 2,195 (1,612) n/m
Total Revenues 62,182 87,248 40% 236,020 276,618 17%
Compensation 46,619 57,491 23% 175,708 191,570 9%
Other Operating Expenses 18,823 19,208 2% 65,211 60,762 (7)%
Total Expenses 65,442 76,699 17% 240,919 252,332 5%
Economic Income (Loss) (3,260) $          10,549 $         n/m (4,899) $         24,286 $         n/m

Blackstone 10
Assets Under Management
Fee-Earning AUM: up 12% year-over-year to a record $189 billion, as $41 billion of gross inflows more than offset
$26 billion of realizations and outflows.
•
Including commitments, not yet earning fees, Fee-Earning AUM was $208 billion, up 23% year-over-year.
Total AUM: increased 21% year-over-year to a record $248 billion driven by $53 billion of gross inflows and
$25 billion of market appreciation across all investment businesses.
Fee-Earning AUM by Segment
(Dollars in Billions)
$168.6
$176.3
$188.6
Total AUM by Segment
(Dollars in Billions)
$204.6
$229.6
$248.1
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Totals may not add due to rounding.
$45.9
$43.6
$40.6
$38.5
$48.5
$47.6
$43.6
$36.6
$49.5
$50.8
$44.7
$43.6
$54.6
$46.2
$53.5
$50.2
$62.2
$50.1
$63.9
$53.3
$63.3
$53.2
$69.0
$62.6
3Q’12
2Q’13 3Q’13 3Q’12
2Q’13 3Q’13

3Q’13 Available Capital Summary
$19.2 billion of Total AUM was not yet earning Base Management Fees at quarter end due largely to fund structures with fees that are triggered by the investment of capital.
Performance Fee Eligible AUM was $143.8 billion at quarter end, including $85.6 billion ($104.0 billion at fair value) currently earning Performance Fees.
(a) Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and GP/employee commitments that do not earn fees. Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
(b) Represents (i) committed uninvested capital of our Private Equity and Real Estate drawdown funds with closed investment periods, and (ii) committed uninvested capital for our Real Estate debt strategies drawdown funds, our Credit Mezzanine and Rescue Lending funds and our Hedge Fund Solutions Strategic Alliance Fund and other separately managed accounts.
(c) Represents invested and to be invested capital, including closed commitments for funds whose investment period has not yet commenced, on which performance fees could be earned if certain hurdles are met.
$41 billion Dry Powder
(a)
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
$19 billion Not Yet Earning
Base Management Fees
(b)
$144 billion Performance
Fee Eligible AUM
(c)
Currently Earning
Performance Fees
Invested/Committed Not Yet
Earning Performance Fees
To Be Invested
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
$9.7
$18.0
$0.9
$9.5
$0.8
$3.5
$38.4
$85.6
$12.8
$5.4
$19.7
11 Blackstone
Achieved record level of committed undrawn capital (“dry powder”) with $41.4 billion at quarter end.

Blackstone 12
Unitholder Distribution
Earned $0.26 of Distributable Earnings per common unit during the third quarter, up 63% year-over-year.
Declared a quarterly distribution of $0.23 per common unit to record holders as of October 28, 2013; payable on
November 4, 2013.
Blackstone’s base quarterly distribution is $0.12 per unit, up 20% from $0.10 per unit in 2012, and any excess Net
Cash Available for Distribution to Common Unitholders is distributed each quarter as earned    .
(a) A detailed description of Blackstone’s distribution policy and the revised definition of Distributable Earnings can be found in Appendix – Definitions and Distribution Policy.
(b) DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(c) Per Unit calculations are based on Total Common Units Outstanding (see Appendix – Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date.
(d) Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $17.2 million for 3Q’13 and $66.9 million for YTD’13.
New Policy % Change New Policy % Change
(Dollars in Thousands, Except per Unit Data)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13
vs. 3Q'12
YTD'12 YTD'13
vs. YTD'12
Distributable Earnings (“DE”) 196,448 $  562,337 $  390,912 $  338,485 $  312,673 $
59%
561,628 $  1,042,070 $
86%
Add: Other Payables Attributable to
Common Unitholders
20,012 61,237 2,204 28,498 17,694
(12)%
30,396 48,396
59%
DE before Certain Payables
(b)
216,460 623,574 393,116 366,983 330,367 53% 592,024 1,090,466 84%
Percent to Common Unitholders 48% 51% 51% 51% 52% 47% 51%
DE before Certain Payables Attributable to
Common Unitholders
103,659 315,951 199,812 187,652 170,216 64% 279,253 557,680 100%
Less: Other Payables Attributable to
Common Unitholders
(20,012) (61,237) (2,204) (28,498) (17,694) 12% (30,396) (48,396) (59)%
DE Attributable to Common Unitholders 83,647 254,714 197,608 159,154 152,522 82% 248,857 509,284 105%
DE per Common Unit
(c)
0.16 $       0.45 $       0.34 $       0.28 $       0.26 $          63% 0.48 $       0.88 $          83%
Less: Retained Capital per Unit
(d)
(0.04) $      (0.11) $      (0.04) $      (0.05) $      (0.03) $         25% (0.10) $      (0.12) $         (20)%
Net Cash Available for Distribution per
Common Unit
(c)
0.12 $       0.34 $       0.30 $       0.23 $       0.23 $          92% 0.38 $       0.76 $          100%
Actual Distribution per Common Unit
(c)
0.10 $       0.42 $       0.30 $       0.23 $       0.23 $          130% 0.30 $       0.76 $          153%
Record Date Oct 28, 2013
Payable Date Nov 4, 2013
(a)

Blackstone 13
Balance Sheet Highlights
(a)
(a) Preliminary, excludes the consolidated Blackstone funds. Totals may not add due to rounding.
(b) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit.
(c) Illiquids include Blackstone investments in all drawdown funds in Private Equity, Real Estate and Credit.
(d) Senior notes of $600 million issued August 2009 maturing on August 15, 2019 (6.625% coupon), $400 million issued September 2010 maturing on March 15, 2021 (5.875% coupon), $400 million issued August 2012 maturing on
February 15, 2023 (4.750% coupon) and $250 million issued August 2012 maturing on August 15, 2042 (6.250% coupon), net of $15 million held by Blackstone.
(Dollars in Millions)
2Q’13 3Q’13
Cash and Cash Equivalents $ 661 $ 889
Treasury Cash Management
Strategies
1,460 1,137
Liquid Investments (b) 145 151
Illiquid Investments (c) 2,318 2,447
Net Performance Fees 2,529 2,769
Total Net Value $ 7,113 $ 7,393
Outstanding Bonds (at par) (d) $ 1,635 $ 1,635
A/A+
rated by S&P / Fitch
$1.1 billion
undrawn credit revolver with
July 2017 maturity
$2.2 billion
total cash, corporate treasury
and liquid investments
$6.51
Net Performance
Fees
Total Cash and
Treasury Investments
Private Equity
Real Estate
Other
Cash and Investments per DE unit
$2.16
Illiquids
$7.4 billion
Total Net Value
At September 30, 2013, Blackstone had $2.2 billion in total cash, corporate treasury and liquid investments and
$7.4 billion of total net value, or $6.51 per DE unit, up 15% from $5.66 a year ago.
Blackstone’s Net Performance Fees reached a record $2.8 billion at the end of the quarter, up 35% year-over-year and over two times the amount from two years ago.
Long-term debt of $1.6 billion from the 2009, 2010 and 2012 bond issuances.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility expiring in 2017.
$1.92
$0.81
$1.12
$0.23
$2.44

Blackstone 14
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
3Q'12 3Q'13 vs. 3Q'12 YTD'12 YTD'13 vs. YTD'12
Revenues
Management and Advisory Fees, Net 469,109 $         531,095 $         13% 1,428,833 $      1,591,951 $      11%
Performance Fees
Realized Carried Interest 83,765 182,654 118% 153,254 660,112 331%
Realized Incentive Fees
11,588 30,884 167% 28,497 130,729 359%
Unrealized Carried Interest 403,465 290,052 (28)% 786,551 924,105 17%
Unrealized Incentive Fees 104,312 37,713 (64)% 155,011 144,449 (7)%
Total Performance Fees 603,130 541,303 (10)% 1,123,313 1,859,395 66%
Investment Income
Realized 18,559 19,507 5% 40,652 137,350 238%
Unrealized 119,599 100,341 (16)% 181,906 263,141 45%
Total Investment Income 138,158 119,848 (13)% 222,558 400,491 80%
Interest and Dividend Revenue 10,278 19,892 94% 27,181 46,263 70%
Other
2,415 4,707 95% 443 5,688 n/m
Total Revenues 1,223,090 1,216,845 (1)% 2,802,328 3,903,788 39%
Expenses
Compensation and Benefits
Compensation 503,295 465,631 (7)% 1,531,917 1,396,042 (9)%
Performance Fee Compensation
Realized Carried Interest 22,023 60,369 174% 37,860 225,716 496%
Realized Incentive Fees 4,457 14,599 228% 14,284 60,121 321%
Unrealized Carried Interest 128,863 82,341 (36)% 250,221 350,637 40%
Unrealized Incentive Fees
44,254 11,084 (75)% 47,437 58,646 24%
Total Compensation and Benefits 702,892 634,024 (10)% 1,881,719 2,091,162 11%
General, Administrative and Other 139,172 119,435 (14)% 417,675 346,106 (17)%
Interest Expense 19,074 26,268 38% 47,365 80,286 70%
Fund Expenses (9,747) 6,678 n/m 28,243 18,714 (34)%
Total Expenses 851,391 786,405 (8)% 2,375,002 2,536,268 7%
Other Income (Loss)
Net Gains (Losses) from Fund Investment Activities (135,960) 87,952 n/m 400,412 196,128 (51)%
Income Before Provision for Taxes 235,739 $         518,392 $         120% 827,738 $         1,563,648 $      89%
Provision for Taxes 39,237 57,477 46% 119,327 164,552 38%
Net Income 196,502 $         460,915 $         135% 708,411 $         1,399,096 $      97%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
41,854 51,188 22% 78,447 135,870 73%
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities (157,607) 30,231 n/m 279,970 48,723 (83)%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 183,431 208,332 14% 237,809 664,556 179%
Net Income Attributable to The Blackstone Group L.P. (“BX”) 128,824 $         171,164 $         33% 112,185 $         549,947 $         390%
Net Income per Common Unit, Basic 0.24 $                0.29 $                21% 0.21 $                0.94 $                348%
Net Income per Common Unit, Diluted 0.24 $                0.29 $                21% 0.21 $                0.93 $                343%

Appendix

Blackstone 16
Total Segments
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Revenues
Management and Advisory Fees, Net
Base Management Fees 398,088 $          416,465 $          408,747 $          425,674 $           437,294 $           1,174,938 $      1,271,715 $
Advisory Fees 59,951 128,248 67,020 120,734 83,602 229,169 271,356
Transaction and Other Fees, Net (a) 45,126 94,069 37,974 66,464 42,806 133,050 147,244
Management Fee Offsets (b)
(8,454) (11,476) (9,662) (10,535) (8,271) (29,477) (28,468)
Total Management and Advisory Fees, Net 494,711 627,306 504,079 602,337 555,431 1,507,680 1,661,847
Performance Fees
Realized Carried Interest 83,765 174,168 294,170 183,288 182,654 153,254 660,112
Realized Incentive Fees 11,620 272,873 24,727 74,867 31,238 28,591 130,832
Unrealized Carried Interest 403,465 207,639 177,347 456,706 290,052 786,551 924,105
Unrealized Incentive Fees 104,149 (184,507) 107,755 4,358 40,992 155,196 153,105
Total Performance Fees 602,999 470,173 603,999 719,219 544,936 1,123,592 1,868,154
Investment Income
Realized 25,098 37,448 38,110 54,586 11,492 57,950 104,188
Unrealized 82,334 74,222 96,661 42,533 87,680 116,624 226,874
Total Investment Income 107,432 111,670 134,771 97,119 99,172 174,574 331,062
Interest Income and Dividend Revenue 12,004 14,890 14,661 15,342 21,539 31,740 51,542
Other 2,477 4,707 2,143 (1,164) 4,708 442 5,687
Total Revenues 1,219,623 1,228,746 1,259,653 1,432,853 1,225,786 2,838,028 3,918,292
Expenses
Compensation 259,561 247,559 266,977 306,477 279,498 783,217 852,952
Performance Fee Compensation
Realized Carried Interest 22,023 58,573 89,437 75,910 60,369 37,860 225,716
Realized Incentive Fees 4,457 125,758 10,508 35,014 14,599 14,284 60,121
Unrealized Carried Interest 128,863 71,378 95,472 172,824 82,341 250,221 350,637
Unrealized Incentive Fees 44,254 (91,965) 44,478 3,084 11,084 47,437 58,646
Total Compensation and Benefits 459,158 411,303 506,872 593,309 447,891 1,133,019 1,548,072
Other Operating Expenses 127,456 131,430 114,444 120,152 122,872 350,015 357,468
Total Expenses 586,614 542,733 621,316 713,461 570,763 1,483,034 1,905,540
Economic Income 633,009 $          686,013 $          638,337 $          719,392 $           655,023 $           1,354,994 $      2,012,752 $
Economic Net Income 621,752 $          669,981 $          628,306 $          703,240 $           640,231 $           1,325,318 $      1,971,777 $
Fee Related Earnings 135,052 $          272,604 $          137,733 $          168,434 $           178,596 $           427,709 $          484,763 $
Distributable Earnings 196,448 $          562,337 $          390,912 $          338,485 $           312,673 $           561,628 $          1,042,070 $
Total Assets Under Management 204,551,572 $  210,219,960 $  218,210,672 $  229,571,741 $    248,064,888 $    204,551,572 $  248,064,888 $
Fee-Earning Assets Under Management 168,630,082 $  167,880,440 $  170,949,347 $  176,338,947 $    188,649,817 $    168,630,082 $  188,649,817 $
Weighted Average Fee-Earning AUM 162,377,631 $  168,328,454 $  169,551,186 $  173,706,678 $    185,628,676 $    157,608,079 $  182,031,703 $
LP Capital Invested 3,085,441 $      5,690,474 $      1,784,463 $      3,634,404 $        3,378,067 $        8,208,497 $      8,796,934 $
Total Capital Invested 3,754,061 $      6,200,755 $      1,840,474 $      3,757,591 $        3,536,365 $        9,414,094 $      9,134,430 $

Blackstone 17
Private Equity
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 86,136 $         89,194 $         86,246 $         86,621 $         95,281 $         259,400 $         268,148 $
Transaction and Other Fees, Net
(a)
25,693 41,339 24,453 38,348 16,052 58,741 78,853
Management Fee Offsets
(b)
(767) (705) (480) (1,950) (2,080) (5,221) (4,510)
Total Management Fees, Net 111,062 129,828 110,219 123,019 109,253 312,920 342,491
Performance Fees
Realized Carried Interest 31,592 45,491 139,892 3,899 85,121 64,306 228,912
Unrealized Carried Interest 128,746 73,477 (83,954) 182,926 (86,300) 74,904 12,672
Total Performance Fees 160,338 118,968 55,938 186,825 (1,179) 139,210 241,584
Investment Income
Realized 7,189 10,918 24,162 21,586 11,495 14,905 57,243
Unrealized 43,267 53,938 31,711 21,088 23,621 31,399 76,420
Total Investment Income 50,456 64,856 55,873 42,674 35,116 46,304 133,663
Interest Income and Dividend Revenue 3,413 4,609 2,984 3,251 5,231 8,947 11,466
Other 1,650 420 424 366 1,521 1,997 2,311
Total Revenues 326,919 318,681 225,438 356,135 149,942 509,378 731,515
Expenses
Compensation 62,424 53,963 60,203 63,747 55,800 168,746 179,750
Performance Fee Compensation
Realized Carried Interest 1,048 1,507 16,246 877 19,824 2,172 36,947
Unrealized Carried Interest 43,228 24,638 16,619 88,111 (36,198) 33,917 68,532
Total Compensation and Benefits 106,700 80,108 93,068 152,735 39,426 204,835 285,229
Other Operating Expenses 30,944 40,499 29,168 32,178 30,024 90,346 91,370
Total Expenses 137,644 120,607 122,236 184,913 69,450 295,181 376,599
Economic Income 189,275 $       198,074 $       103,202 $       171,222 $       80,492 $         214,197 $         354,916 $
Total Assets Under Management 50,222,312 $ 51,002,973 $ 52,491,811 $ 53,287,294 $ 62,619,813 $ 50,222,312 $   62,619,813 $
Fee-Earning Assets Under Management 38,505,497 $ 37,050,167 $ 36,785,770 $ 36,635,224 $ 43,645,106 $ 38,505,497 $   43,645,106 $
Weighted Average Fee-Earning AUM 38,096,139 $ 38,507,697 $ 36,907,936 $ 36,675,636 $ 43,886,763 $ 37,745,618 $   44,293,199 $
LP Capital Invested 1,015,605 $    1,461,987 $    276,987 $       749,290 $       524,320 $       1,761,548 $      1,550,597 $
Total Capital Invested 1,427,871 $    1,860,738 $    291,011 $       780,339 $       548,173 $       2,216,883 $      1,619,523 $

Blackstone 18
Real Estate
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 135,659 $       140,044 $       138,346 $       137,000 $       136,721 $       411,278 $       412,067 $
Transaction and Other Fees, Net
(a) 14,937 31,181 9,140 19,013 19,205 54,500 47,358
Management Fee Offsets
(b) (6,034) (8,591) (7,286) (6,312) (2,385) (20,018) (15,983)
Total Management Fees, Net 144,562 162,634 140,200 149,701 153,541 445,760 443,442
Performance Fees
Realized Carried Interest 51,845 91,113 68,773 143,481 93,878 74,001 306,132
Realized Incentive Fees 4,879 13,012 3,092 31,102 3,737 12,644 37,931
Unrealized Carried Interest 207,695 110,059 280,076 259,972 340,406 573,705 880,454
Unrealized Incentive Fees 6,150 (12,657) 2,400 (32,279) 2,481 12,538 (27,398)
Total Performance Fees 270,569 201,527 354,341 402,276 440,502 672,888 1,197,119
Investment Income
Realized 10,324 18,099 9,534 18,577 928 27,203 29,039
Unrealized 33,676 16,343 60,303 30,636 57,656 74,532 148,595
Total Investment Income 44,000 34,442 69,837 49,213 58,584 101,735 177,634
Interest Income and Dividend Revenue 3,581 5,038 4,298 4,396 6,060 9,410 14,754
Other 1,941 252 (133) (274) 2,113 642 1,706
Total Revenues 464,653 403,893 568,543 605,312 660,800 1,230,435 1,834,655
Expenses
Compensation 71,456 54,201 69,459 73,792 75,346 216,921 218,597
Performance Fee Compensation
Realized Carried Interest 19,822 35,118 25,863 55,005 38,942 27,300 119,810
Realized Incentive Fees 2,570 6,617 1,724 15,733 1,919 6,443 19,376
Unrealized Carried Interest 47,940 31,590 89,057 78,604 99,323 133,892 266,984
Unrealized Incentive Fees 2,876 (6,598) 1,034 (16,329) 615 6,015 (14,680)
Total Compensation and Benefits 144,664 120,928 187,137 206,805 216,145 390,571 610,087
Other Operating Expenses 31,284 36,946 28,462 27,617 30,614 86,768 86,693
Total Expenses 175,948 157,874 215,599 234,422 246,759 477,339 696,780
Economic Income 288,705 $       246,019 $       352,944 $       370,890 $       414,041 $       753,096 $       1,137,875 $
Total Assets Under Management 53,546,023 $ 56,695,645 $ 59,475,215 $ 63,919,906 $ 68,964,455 $ 53,546,023 $ 68,964,455 $
Fee-Earning Assets Under Management 40,609,286 $ 41,931,339 $ 42,140,507 $ 43,635,493 $ 44,715,985 $ 40,609,286 $ 44,715,985 $
Weighted Average Fee-Earning AUM 38,947,049 $ 40,164,238 $ 41,682,661 $ 42,523,604 $ 44,163,396 $ 37,078,418 $ 42,928,397 $
LP Capital Invested 1,342,811 $    3,876,701 $    1,175,775 $    2,213,668 $    2,365,224 $    4,341,474 $    5,754,667 $
Total Capital Invested 1,397,249 $    3,990,620 $    1,202,736 $    2,274,853 $    2,438,725 $    4,524,863 $    5,916,314 $

Blackstone 19
Hedge Fund Solutions
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 87,334 $         92,777 $         92,791 $         100,113 $       103,392 $       253,433 $       296,296 $
Transaction and Other Fees, Net
(a)
4 27 4 61 295 161 360
Management Fee Offsets
(b)
(382) (322) (324) (714) (1,200) (1,092) (2,238)
Total Management Fees, Net 86,956 92,482 92,471 99,460 102,487 252,502 294,418
Performance Fees
Realized Incentive Fees 2,637 76,323 13,709 13,845 5,320 7,110 32,874
Unrealized Incentive Fees 36,635 (39,799) 55,501 20,989 29,208 48,841 105,698
Total Performance Fees 39,272 36,524 69,210 34,834 34,528 55,951 138,572
Investment Income
Realized 637 5,201 852 13,668 (598) 2,069 13,922
Unrealized 5,199 (1,417) 3,913 (12,054) 6,439 9,934 (1,702)
Total Investment Income 5,836 3,784 4,765 1,614 5,841 12,003 12,220
Interest Income and Dividend Revenue 540 718 1,216 1,878 2,523 1,421 5,617
Other 315 3,601 85 (254) 595 215 426
Total Revenues 132,919 137,109 167,747 137,532 145,974 322,092 451,253
Expenses
Compensation 28,826 28,113 33,868 36,844 37,611 91,618 108,323
Performance Fee Compensation
Realized Incentive Fees 1,062 20,985 5,022 5,116 1,954 2,095 12,092
Unrealized Incentive Fees 8,062 (11,219) 19,836 7,666 10,177 12,536 37,679
Total Compensation and Benefits 37,950 37,879 58,726 49,626 49,742 106,249 158,094
Other Operating Expenses 12,878 16,491 15,159 16,535 19,575 41,318 51,269
Total Expenses 50,828 54,370 73,885 66,161 69,317 147,567 209,363
Economic Income 82,091 $         82,739 $         93,862 $         71,371 $         76,657 $         174,525 $       241,890 $
Total Assets Under Management 46,218,618 $ 46,092,505 $ 48,187,865 $ 50,128,028 $ 53,162,174 $ 46,218,618 $ 53,162,174 $
Fee-Earning Assets Under Management 43,601,541 $ 43,478,791 $ 45,585,454 $ 47,572,465 $ 50,829,734 $ 43,601,541 $ 50,829,734 $
Weighted Average Fee-Earning AUM 42,005,752 $ 43,709,019 $ 44,999,899 $ 46,783,727 $ 48,933,335 $ 41,016,254 $ 47,203,844 $
LP Capital Invested 196,180 $       - $                55,849 $         118,323 $       248,422 $       200,841 $       422,594 $
Total Capital Invested 207,250 $       - $                59,000 $         125,000 $       262,309 $       212,752 $       446,309 $

Blackstone 20
Credit
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Revenues
Management Fees, Net
Base Management Fees 88,959 $         94,450 $         91,364 $         101,940 $       101,900 $       250,827 $       295,204 $
4,486 21,480 4,374 9,002 7,058 19,395 20,434
(1,271) (1,858) (1,572) (1,559) (2,606) (3,146) (5,737)
Total Management Fees, Net 92,174 114,072 94,166 109,383 106,352 267,076 309,901
Performance Fees
Realized Carried Interest 328 37,564 85,505 35,908 3,655 14,947 125,068
Realized Incentive Fees 4,104 183,538 7,926 29,920 22,181 8,837 60,027
Unrealized Carried Interest 67,024 24,103 (18,775) 13,808 35,946 137,942 30,979
Unrealized Incentive Fees 61,364 (132,051) 49,854 15,648 9,303 93,817 74,805
Total Performance Fees 132,820 113,154 124,510 95,284 71,085 255,543 290,879
Investment Income (Loss)
Realized 6,697 2,593 3,328 901 496 13,018 4,725
Unrealized (736) 5,450 1,093 4,381 (1,042) (681) 4,432
Total Investment Income (Loss) 5,961 8,043 4,421 5,282 (546) 12,337 9,157
Interest Income and Dividend Revenue 2,673 2,480 4,547 4,071 5,288 6,850 13,906
Other (678) 529 1,828 (1,063) (357) (1,703) 408
Total Revenues 232,950 238,278 229,472 212,957 181,822 540,103 624,251
Expenses
Compensation 50,236 51,853 45,521 55,941 53,250 130,224 154,712
Performance Fee Compensation
Realized Carried Interest 1,153 21,948 47,328 20,028 1,603 8,388 68,959
Realized Incentive Fees 825 98,156 3,762 14,165 10,726 5,746 28,653
Unrealized Carried Interest 37,695 15,150 (10,204) 6,109 19,216 82,412 15,121
Unrealized Incentive Fees 33,316 (74,148) 23,608 11,747 292 28,886 35,647
Total Compensation and Benefits 123,225 112,959 110,015 107,990 85,087 255,656 303,092
Other Operating Expenses 33,527 18,116 20,962 22,961 23,451 66,372 67,374
Total Expenses 156,752 131,075 130,977 130,951 108,538 322,028 370,466
Economic Income 76,198 $         107,203 $       98,495 $         82,006 $         73,284 $         218,075 $       253,785 $
Total Assets Under Management 54,564,619 $ 56,428,837 $ 58,055,781 $ 62,236,513 $ 63,318,446 $ 54,564,619 $ 63,318,446 $
Fee-Earning Assets Under Management 45,913,758 $ 45,420,143 $ 46,437,616 $ 48,495,765 $ 49,458,992 $ 45,913,758 $ 49,458,992 $
Weighted Average Fee-Earning AUM 43,328,691 $ 45,947,499 $ 45,960,690 $ 47,723,711 $ 48,645,182 $ 41,767,789 $ 47,606,263 $
LP Capital Invested 530,845 $       351,786 $       275,852 $       553,123 $       240,101 $       1,904,634 $    1,069,076 $
Total Capital Invested 721,691 $       349,397 $       287,727 $       577,399 $       287,158 $       2,459,596 $    1,152,284 $
Transaction and Other Fees, Net
(a)
Management Fee Offsets
(b)

Blackstone 21
Financial Advisory
(Dollars in Thousands)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Revenues
Advisory Fees 59,951 $       128,248 $     67,020 $       120,734 $       83,602 $         229,169 $     271,356 $
Transaction and Other Fees, Net 6 42 3 40 196 253 239
Total Advisory and Transaction Fees 59,957 128,290 67,023 120,774 83,798 229,422 271,595
Investment Income (Loss)
Realized 251 637 234 (146) (829) 755 (741)
Unrealized 928 (92) (359) (1,518) 1,006 1,440 (871)
Total Investment Income (Loss) 1,179 545 (125) (1,664) 177 2,195 (1,612)
Interest Income and Dividend Revenue 1,797 2,045 1,616 1,746 2,437 5,112 5,799
Other (751) (95) (61) 61 836 (709) 836
Total Revenues 62,182 130,785 68,453 120,917 87,248 236,020 276,618
Expenses
Compensation 46,619 59,429 57,926 76,153 57,491 175,708 191,570
Total Compensation and Benefits 46,619 59,429 57,926 76,153 57,491 175,708 191,570
Other Operating Expenses 18,823 19,378 20,693 20,861 19,208 65,211 60,762
Total Expenses 65,442 78,807 78,619 97,014 76,699 240,919 252,332
Economic Income (Loss) (3,260) $        51,978 $       (10,166) $      23,903 $         10,549 $         (4,899) $        24,286 $

Blackstone 22
Fee-Earning Assets Under Management Flows
Totals may not add due to rounding.
3Q’13 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Fee-Earning AUM: up $20.0 billion or 12% from a year ago driven mainly by continued strong inflows and market appreciation totaling $46.5 billion, which more than offset $17.5 billion of realizations and $8.9 billion of outflows.
Private Equity: up $5.1 billion or 13% from a year ago driven by the acquisition of  Strategic Partners which added
$6.9 billion of Fee-Earning AUM in the current quarter, partially offset by $4.2 billion of realizations.
Real Estate: grew 10% during the past year driven by fundraising for several investment vehicles, the BXMT transaction and secondary offering, and fee-paying co-investment capital, partially offset by $5.8 billion of realizations and outflows.
Hedge Fund Solutions: continued solid growth with $2.2 billion of net inflows during the quarter, bringing the last twelve months to $3.9 billion of net inflows and $3.3 billion of market appreciation.
Credit: up $3.5 billion or 8% during the past year primarily due to new fund launches, capital raised across our long-
only platform, capital invested in our carry funds and market appreciation.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
2Q'13 36,635 $     43,635 $     47,572 $     48,496 $     176,339 $   3Q'12 38,505 $     40,609 $     43,602 $     45,914 $     168,630 $
Inflows
(a)
7,806 2,645 3,011 3,406 16,869 9,514 10,010 7,799 14,149 41,472
Outflows
(b)
(155) (984) (797) (703) (2,639) (155) (2,469) (3,917) (2,385) (8,926)
Realizations
(c) (660) (541) - (2,381) (3,582) (4,236) (3,297) - (9,976) (17,509)
Net Inflows 6,991 1,120 2,214 322 10,648 5,123 4,244 3,882 1,788 15,038
Market Activity
(d)
18 (40) 1,043 641 1,663 16 (138) 3,347 1,757 4,982
3Q'13 43,645 $     44,716 $     50,830 $     49,459 $     188,650 $   3Q'13 43,645 $     44,716 $     50,830 $     49,459 $     188,650 $
QoQ Increase 19% 2% 7% 2% 7% YoY Increase 13% 10% 17% 8% 12%
Inflows
(a)
Outflows
(b)
Realizations
(c)
Net Inflows
Market Activity
(d)

Blackstone 23
Total Assets Under Management Flows
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total AUM: up $43.5 billion or 21% from a year ago driven by strong inflows and market appreciation across
Blackstone’s investment segments.
•
Realization activity continued to improve and the funds returned $8.6 billion to investors during the quarter and $34.2 billion during the last twelve months.
Private Equity: up 25% over the last twelve months driven by the acquisition of Strategic Partners, fundraising and market appreciation, which more than offset $8.7 billion of realizations and outflows.
Real Estate: grew 29% during the past year driven by fundraising from several investment vehicles, the BXMT transaction and secondary offering, co-investment capital and market appreciation, partially offset by $7.4 billion of realizations and outflows.
Hedge Fund Solutions: increased 15% over the last twelve months due to strong net inflows and $3.6 billion of market appreciation driven by solid returns.
Credit: grew 16% during the past year due to strong net inflows, new fund launches and favorable market performance.
3Q’13 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
2Q'13 53,287 $     63,920 $     50,128 $     62,237 $     229,572 $   3Q'12 50,222 $     53,546 $     46,219 $     54,565 $     204,552 $
Inflows
(a)
10,451 4,030 2,780 3,397 20,658
Inflows
(a)
12,600 13,614 7,515 19,212 52,941
Outflows
(b)
(177) (99) (831) (792) (1,899)
Outflows
(b)
(618) (716) (4,130) (2,702) (8,165)
(2,485) (1,657) - (2,599) (6,740) (8,043) (6,711) - (11,290) (26,045)
Net Inflows 7,789 2,275 1,949 7 12,018 Net Inflows 3,939 6,188 3,385 5,219 18,731
Market Activity
(d)
1,544 2,770 1,086 1,075 6,475
Market Activity
(d)
8,458 9,231 3,559 3,535 24,782
3Q'13 62,620 $     68,964 $     53,162 $     63,318 $     248,065 $   3Q'13 62,620 $     68,964 $     53,162 $     63,318 $     248,065 $
QoQ Increase 18% 8% 6% 2% 8% YoY Increase 25% 29% 15% 16% 21%
Totals may not add due to rounding.
Realizations
(c)
Realizations
(c)

Blackstone 24
(a) Preliminary. Totals may not add due to rounding.
(b) Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. As of 3Q’13, $64 million of Net Accrued Performance Fees, primarily attributable to Real Estate, have been realized and included in Distributable Earnings. When these fees are received, the receivable will be reduced without further impacting Distributable Earnings.
(c) Per Unit calculations are based on quarter end Distributable Earnings Units Outstanding (see Appendix – Unit Rollforward).
(d) Represents the required increase in equity at the fund level (excluding side-by-side investments) for funds with expired investment periods that are currently not generating performance fees.
Blackstone had $2.8 billion of accrued performance fees, net of performance fee compensation, as of the end of the third quarter.
BCP V and BREP Int’l II were below their respective carried interest thresholds as of quarter end.
$2.8 billion
Net Accrued Performance Fees at 3Q’13
$2.44 per unit
(c)
Net Accrued Performance Fees at 3Q’13
35% increase
in Net Accrued Performance Fees since 3Q’12
Net Accrued Performance Fees and Carried Interest Status
(a)
Carried Interest Status (excl. SBS) (d)
Remaining Capital Gain to Cross Carry Threshold
(Dollars in Millions, Except per Unit Data) 2Q'13 3Q'13 Per Unit (c) Change vs. 2Q'13 (Dollars / Euros In Millions) @ FMV @ Cost Amount % Change in TEV
Private Equity Private Equity
BCP IV Carried Interest 500 $               506 $               0.45 $              6 $                           BCP V 19,215 $       14,530 $       3,234 $        7%
BCP VI Carried Interest 63 15 0.01 (48)
BEP Carried Interest 67 62 0.05 (5) Real Estate
Tactical Opportunities Carried Interest 3 5 0.00 2 BREP Int'l II 1,162 € 1,129 € 1,009 € 25%
SP V - 1 0.00 1
Total Private Equity 633 589 0.52 (44)
Real Estate
BREP V Carried Interest 552 616 0.54 64
BREP VI Carried Interest 740 857 0.76 117
BREP VII Carried Interest 189 248 0.22 59
BREP Int'l I Carried Interest 2 2 0.00 0
BREP Europe III Carried Interest 105 128 0.11 23
BREDS Carried Interest 22 21 0.02 (1)
BREDS Incentive Fees 7 2 0.00 (5)
Asia Platform Incentive Fees 18 16 0.01 (2)
Total Real Estate 1,635 1,890 1.67 255
Hedge Fund Solutions
Incentive Fees 67 75 0.07 8
Total Hedge Fund Solutions 67 75 0.07 8
Credit
Carried Interest 129 143 0.13 14
Incentive Fees 65 72 0.06 7
Total Credit 194 215 0.19 21
Total Blackstone
Carried Interest 2,372 2,604 2.29 232
Incentive Fees 157 165 0.15 8
Net Accrued Performance Fees 2,529 $            2,769 $            2.44 $              240 $
Memo: Net Realized Performance Fees 38 $                  64 $                  0.06 $              26 $

Blackstone 25
Investment Records as of September 30, 2013
(a)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (e)
(Dollars in Thousands, Except Where Noted) Capital Capital (b) Value MOIC (c) % Public (d) Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $               - $                - $                n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (Jun 2000 / Jun 2006) 2,137,330 199,298 236,534 0.8x 12% 2,594,278 1.4x 2,830,812 1.3x 8% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 239,535 4,923,637 2.1x 39% 15,921,587 3.1x 20,845,224 2.8x 50% 37%
BCP V (Dec 2005 / Jan 2011) 21,035,590 1,547,819 20,733,168 1.4x 31% 6,393,995 1.3x 27,127,163 1.4x 4% 5%
BCP VI (Jan 2011 / Jan 2016) 15,174,607 10,693,266 4,208,180 1.2x 21% 376,709 1.7x 4,584,889 1.3x 45% 8%
BEP (Aug 2011 / Aug 2017) 2,429,415 1,497,114 1,027,967 2.2x 48% 208,415 1.4x 1,236,382 2.0x 19% 57%
Tactical Opportunities 3,523,679 2,882,867 731,033 1.1x 7% 110,534 1.1x 841,567 1.1x 18% 13%
Strategic Partners 12,467,267 2,651,187 6,441,264 1.4x 8,836,356 1.4x 15,277,620 1.4x n/a 14%
Other Funds and Co-Invest (f)
1,130,264 149,421 449,991 0.6x 60% 20,890 1.0x 470,881 0.6x n/m n/m
Real Estate
Dollar
Pre-BREP 140,714 $               - $                - $                n/a - 345,190 $       2.5x 345,190 $       2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,325,133 2.4x 3,327,294 2.4x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,324,589 0.9x - 3,019,302 2.4x 4,343,891 1.6x 72% 14%
BREP V (Dec 2005 / Feb 2007) 5,538,579 243,946 7,916,980 1.8x - 2,415,921 1.7x 10,332,901 1.8x 41% 10%
BREP VI (Feb 2007 / Aug 2011) 11,056,740 679,208 16,124,116 1.7x 1% 2,996,023 2.1x 19,120,139 1.8x 32% 11%
BREP VII (Aug 2011 / Feb 2017) 13,403,431 7,144,655 8,700,115 1.4x - 1,427,799 1.6x 10,127,914 1.4x 44% 30%
$    8,067,809
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 104,405 € 1.2x - 1,235,480 € 2.2x 1,339,885 € 2.0x 25% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,627,954 80,575 1,271,454 1.1x - 198,004 1.2x 1,469,458 1.1x 3% -
BREP Europe III (Jun 2008 / Dec 2013) 3,203,646 676,744 3,673,034 1.4x - 179,011 1.4x 3,852,045 1.4x 20% 17%
Total Euro Real Estate Funds 5,655,772 757,319 5,048,893 1.3x - 1,612,495 1.9x 6,661,388 1.4x 24% 9%
BREP Co-Investment (g)
5,160,715 - 7,167,351 1.5x - 683,569 1.5x 7,850,920 1.5x 12% 13%
BREP Asia (Jun 2013 / Dec 2017) 1,447,326 1,215,732 275,332 1.1x - - n/a 275,332 1.1x n/a 207%
BREDS I 2,838,485 482,622 2,085,338 1.4x - 2,161,553 1.3x 4,246,891 1.3x 17% 13%
BREDS II 3,332,777 2,691,799 655,406 1.0x - - n/a 655,406 1.0x n/a n/m
Total BREDS (h)
6,171,262 3,174,421 2,740,744 n/m - 2,161,553 n/m 4,902,297 n/m n/m n/m
Credit (i)
Mezzanine 6,120,000 $            3,067,259 $    3,043,168 $    1.3x - 3,662,048 $    1.6x 6,705,216 $    1.5x n/a 19%
Rescue Lending 8,378,143 5,386,524 4,031,530 1.4x - 1,456,572 1.1x 5,488,102 1.3x n/a 15%
-
Total Core Private Equity 53,737,683 $          14,177,032 $ 31,129,486 $ 1.4x 31% 39,678,229 $ 2.2x 70,807,715 $ 1.8x 21% 15%
Total Private Equity 70,858,893 $          19,860,507 $ 38,751,774 $ 1.4x 31% 48,646,009 $ 2.0x 87,397,783 $ 1.7x 21% 15%
Total Global Real Estate Funds 35,439,913 $          34,067,961 $ 1.6x 1% 17,388,689 $ 2.1x 51,456,650 $ 1.7x 28% 16%
Total Real Estate 49,179,915 $          10,308,193 $ 48,289,209 $ 1.5x 0% 20,107,182 $ 2.1x 68,396,391 $ 1.6x 27% 15%
Total Credit 14,498,143 $          8,453,783 $    7,074,698 $    1.4x 5,118,620 $    1.4x 12,193,318 $ 1.4x
n/m
€ € €
€ €

Blackstone 26
Investment Records as of September 30, 2013 – Notes
Not meaningful.
Not applicable.
Preliminary.
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
Strategic Partners is excluded from the total percent of unrealized value in public companies due to the nature of the investments made from its funds.
Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2013 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
Returns for Other Funds and Co-Invest are not meaningful as these funds have no or little realizations.
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
Excludes Capital Trust drawdown funds. Returns and MOICs for Total BREDS are not applicable or not meaningful as BREDS II commenced its investment period in May 2013.
The Total Investments MOIC for Mezzanine and Rescue Lending Funds, excluding recycled capital during the investment period, was 1.9x and 1.5x, respectively.
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
n/a
(a)
(b)
(c)
(d)
(e)
(f)
(g)
(h)
(i)

Reconciliation of GAAP to Non-GAAP Measures
See notes following this reconciliation.
Blackstone 27
(Dollars in Thousands)
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Net Income Attributable to The Blackstone Group L.P.
128,824 $   106,413 $   167,635 $     211,148 $     171,164 $     112,185 $     549,947 $
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 183,431 169,918 207,090 249,134 208,332 237,809 664,556
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
(157,607) (180,011) (9,452) 27,944 30,231 279,970 48,723
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities 41,854 25,151 62,316 22,366 51,188 78,447 135,870
Net Income 196,502 $   121,471 $   427,589 $     510,592 $     460,915 $     708,411 $     1,399,096 $
Provision for Taxes 39,237 65,696 50,993 56,082 57,477 119,327 164,552
Income Before Provision for Taxes 235,739 $   187,167 $   478,582 $     566,674 $     518,392 $     827,738 $     1,563,648 $
IPO and Acquisition-Related Charges
(a)
248,179 317,499 186,962 178,706 190,525 762,012 556,193
Amortization of Intangibles
(b)
33,338 26,487 25,657 24,322 27,525 123,661 77,504
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of
Consolidated Entities
(c)
115,753 154,860 (52,864) (50,310) (81,419) (358,417) (184,593)
Economic Income 633,009 $   686,013 $   638,337 $     719,392 $     655,023 $     1,354,994 $ 2,012,752 $
Taxes
(d)
(11,257) (16,032) (10,031) (16,152) (14,792) (29,676) (40,975)
Economic Net Income 621,752 $   669,981 $   628,306 $     703,240 $     640,231 $     1,325,318 $ 1,971,777 $
Taxes
(d)
11,257 16,032 10,031 16,152 14,792 29,676 40,975
Performance Fee Adjustment
(e)
(602,999) (470,173) (603,999) (719,219) (544,936) (1,123,592) (1,868,154)
Investment Income (Loss) Adjustment
(f)
(107,432) (111,670) (134,771) (97,119) (99,172) (174,574) (331,062)
12,877 4,690 (1,729) (21,452) (712) 21,079 (23,893)
Performance Fee Compensation and Benefits Adjustment
(h)
199,597 163,744 239,895 286,832 168,393 349,802 695,120
Fee Related Earnings
135,052 $   272,604 $   137,733 $     168,434 $     178,596 $     427,709 $     484,763 $
Realized Performance Fees
(i)
68,905 262,710 218,952 147,231 138,924 129,701 505,107
Realized Investment Income
(j)
25,098 37,448 38,110 54,586 11,492 57,950 104,188
Adjustment Related to Realized Investment Income (Loss) -
Blackstone's Treasury Cash Management Strategies
(k)
(8,251) (6,444) (3,820) 1,469 6,672 (15,428) 4,321
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
(31,169) (72,553) (12,148) (44,220) (31,756) (59,772) (88,124)
Equity-Based Compensation
(m)
6,813 68,572 12,085 10,985 8,745 21,468 31,815
Distributable Earnings 196,448 $   562,337 $   390,912 $     338,485 $     312,673 $     561,628 $     1,042,070 $
Interest Expense 18,163 24,585 26,069 25,960 25,268 44,567 77,297
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
31,169 72,553 12,148 44,220 31,756 59,772 88,124
Depreciation and Amortization 8,895 12,681 8,643 9,116 8,956 29,554 26,715
Adjusted EBITDA 254,675 $   672,156 $   437,772 $     417,781 $     378,653 $     695,521 $     1,234,206 $
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(g)

Blackstone 28
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See Appendix – Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury Cash Management Strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury Cash Management Strategies
which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(m) Represents equity-based award expense included in EI.

(Dollars in Thousands)
3Q'13 YTD'13
Interest Income and Dividend Revenue 21,539 $        51,542 $
Other Revenue 4,708 5,687
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
(712) (23,893)
Interest Income and Other Revenue 25,535 $        33,336 $
Realized Incentive Fees 31,238 130,832
Less: Realized Incentive Fee Compensation (14,599) (60,121)
Net Realized Incentive Fees 16,639 $        70,711 $
Realized Carried Interest 182,654 660,112
Less: Realized Carried Interest Compensation (60,369) (225,716)
Net Realized Carried Interest 122,285 $     434,396 $
Realized Investment Income 11,492 104,188
(a)
6,672 4,321
Net Realized Investment Income 18,164 $        108,509 $
Equity-Based Compensation
(b)
8,745 $          31,815 $
Unrealized Incentive Fees 40,992 153,105
Less: Unrealized Incentive Fee Compensation (11,084) (58,646)
Net Unrealized Incentive Fees 29,908 $        94,459 $
Unrealized Carried Interest 290,052 924,105
Less: Unrealized Carried Interest Compensation (82,341) (350,637)
Net Unrealized Carried Interest 207,711 $     573,468 $
Unrealized Investment Income 87,680 226,874
(a)
712 23,893
(a)
(6,672) (4,321)
Net Unrealized Investment Income 81,720 $        246,446 $
Related Payables
(c)
16,964 $        47,149 $
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a) See Appendix - Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b) Represents equity-based award expense included in Economic Income.
(c) Represents tax-related payables including the Payable Under Tax Receivable Agreement.
Blackstone 29
Adjustment Related to Realized Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
Less: Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
Less: Adjustment Related to Realized Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components

Blackstone 30
Unit Rollforward
(a) Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under
Tax Receivable Agreement and certain other tax-related payables.
(b) Excludes units which are not entitled to distributions.
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 YTD'12 YTD'13
Total GAAP Weighted-Average Common Units Outstanding - Basic 544,716,399 553,989,577 582,322,183 583,843,094 589,643,844 526,892,258 585,296,526
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units 2,207,204 2,430,014 3,377,716 2,919,959 3,276,951 5,810,614 3,191,542
Total GAAP Weighted-Average Common Units Outstanding - Diluted 546,923,603 556,419,591 585,699,899 586,763,053 592,920,795 532,702,872 588,488,068
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 586,762,611 581,202,276 557,463,170 555,224,714 551,916,623 593,555,609 554,857,282
Weighted-Average Economic Net Income Adjusted Units 1,133,686,214 1,137,621,867 1,143,163,069 1,141,987,767 1,144,837,418 1,126,258,481 1,143,345,350
Economic Net Income Adjusted Units, End of Period 1,133,637,141 1,143,019,281 1,143,893,134 1,142,576,555 1,145,675,305 1,133,637,141 1,145,675,305
Total Common Units Outstanding
537,299,585 568,600,922 576,466,264 584,860,157 537,299,585 584,860,157
Adjustments:
Blackstone Holdings Partnership Units 584,690,200 553,614,040 554,603,708 550,902,208 550,274,903 584,690,200 550,274,903
Distributable Earnings Units Outstanding
1,121,989,785 1,122,214,962 1,127,879,454 1,127,368,472 1,135,135,060 1,121,989,785 1,135,135,060
(a)
(b)
573,275,746

Definitions and Distribution Policy
31
Blackstone
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income
(Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships.
DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and
(e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation,
(c)  Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement. DE is reconciled to Blackstone’s
Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
•
Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter.
Distribution Policy. For 2013, Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for Distribution to
Common Unitholders, subject to a minimum base quarterly distribution of $0.12 per unit. In circumstances in which the Net Cash Available for Distribution to
Common Unitholders for a quarter falls short of the amount necessary to support such per unit distribution, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of
Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.

Blackstone 32
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2012, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.